                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 19, 1998
                                                 ------------------------------


                           OMEGA ENVIRONMENTAL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        Commission File Number 0-20267



                 DELAWARE                                91-1499751
      (STATE OR OTHER JURISDICTION          (I.R.S. EMPLOYER IDENTIFICATION NO.)
    OF INCORPORATION OR ORGANIZATION)



                    19805 NORTH CREEK PARKWAY, PO BOX 3005
               BOTHELL, WASHINGTON                     98041-3005
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



                                 425-486-4800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


----------------------------------------------------------------------------
  (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On March 19, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended December 31, 1997 and November 30, 1997 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C)   EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended December 31, 1997 and November 30, 1997 with related Notes to Financial Statement Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMEGA ENVIRONMENTAL, INC.
                                   (Registrant)




Date:    March 19, 1998               /s/  Bradley S. Powell
                                   -------------------------------
                                           Bradley S. Powell
                                              Controller

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)   (UNAUDITED)
                                                DEC 31, 1997   NOV 30, 1997                 DEC 31, 1997  NOV 30, 1997
                                                    ESD            ESD           CHANGE         PSD           PSD       CHANGE
                                               -------------------------------------------  --------------------------------------
CURRENT ASSETS
Cash                                                204,935          2,802        202,133        60,972        29,058     31,914
Restricted cash held in escrow                    2,614,909      2,614,801            108           -             -          -
Accounts receivable                                     -              -                            -             -
  A/R--trade                                     12,513,883     11,912,354        601,529     2,231,058     2,711,907   (480,849)
  A/R--interco                                       42,513         46,535        (4,022)         1,393         3,933     (2,540)
  A/R--employees                                      8,063         10,265        (2,202)        33,011        32,053        958
  A/R--supplemental                               1,724,603      1,481,112        243,491                                    -
  A/R--misc.                                         24,325         17,337          6,988           -             -          -
  Allowance for doubtful accounts                (2,417,129)    (2,240,791)      (176,338)     (190,350)     (204,693)    14,343
                                               -------------------------------------------  --------------------------------------
    Accounts receivable, net                     11,896,258     11,226,812        669,446     2,075,112     2,543,200   (468,088)
                                               -------------------------------------------  --------------------------------------
Costs and earnings in excess of billings          6,061,123      7,014,019       (952,896)          -             -          -
Prepaid expenses                                     47,521         28,903         18,618       149,724       160,204    (10,480)
Inventory                                             8,837         18,310         (9,473)    3,669,795     3,498,154    171,641
Inventory reserve                                       -              -              -      (1,319,668)   (1,174,615)   (145,053)
                                               -------------------------------------------  --------------------------------------
    Inventory, net                                    8,837         18,310         (9,473)    2,350,127     2,323,539      26,588
                                               -------------------------------------------  --------------------------------------
Other current assets                                    -              -              -             -             -           -
                                               -------------------------------------------  --------------------------------------
TOTAL CURRENT ASSETS                             20,833,583     20,905,647        (72,064)    4,635,935     5,056,001    (420,066)
                                               -------------------------------------------  --------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                 2,082,262      2,106,819        (24,557)      323,298       321,020       2,278
  Automotive equipment                              939,324        922,976         16,348       619,625       619,625         -
  Office furniture and equipment                    791,304        792,597         (1,293)    1,096,131     1,089,968       6,163
  Equipment under capital leases                                                      -                                       -
  Leasehold improvements                             90,823         92,903         (2,080)       89,040        89,040         -
                                               -------------------------------------------  --------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  3,903,713      3,915,295        (11,582)    2,128,094     2,119,653       8,441
  Accum. Depreciation                            (2,303,935)    (2,250,323)       (53,612)   (1,107,080)   (1,084,810)    (22,270)
                                               -------------------------------------------  --------------------------------------
TOTAL PROPERTY & EQUIP., NET                      1,599,778      1,664,972        (65,194)    1,021,014     1,034,843     (13,829)
                                               -------------------------------------------  --------------------------------------
Long-term receivable - Other (Texas)                992,049        958,716         33,333           -             -           -
Other Assets                                        176,766        178,166         (1,400)          -             -           -
Investment & Intercompany in Subsidiaires               -              -              -             -             -           -
                                               -------------------------------------------  --------------------------------------
TOTAL ASSETS                                     23,602,176     23,707,501       (105,325)    5,656,949     6,090,844    (433,895)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  174,755        365,900       (191,145)      251,145       179,492      71,653
  Line of Credit                                        -              -              -             -             -           -
  Accrued expenses, excluding bankruptcy costs      659,916        663,458         (3,543)      499,975       612,040    (112,065)
  Accrued bankruptcy costs                              -              -              -             -             -           -
  Estimated claims against cash held in escrow    2,560,602      2,560,602            -             -             -           -
  Billings in excess of costs & earnings                -              -              -             -             -           -
  Current portion of long term debt                     -              -              -             -             -           -
  Intercompany - BNYFC                            9,115,920      8,721,962        393,958     7,709,931     7,618,349      91,582
  Intercompany payables                               4,490         10,122         (5,632)          -         137,546    (137,546)
                                               -------------------------------------------  --------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          12,515,683     12,322,044        193,638     8,461,051     8,547,427     (86,376)
Intercompany - BNYFC                                    -              -              -             -             -           -
Intercompany Notes Payable                        8,741,768      8,741,768            -             -             -           -
Pre Petition Liabilities                          2,451,601      2,463,068        (11,467)      982,314       982,314         -
Pre Petition Estimated Construction Claims              -              -              -             -             -           -
                                               -------------------------------------------  --------------------------------------
  TOTAL LIABILITIES                              23,709,052     23,526,881        182,171     9,443,365     9,529,741     (86,376)
                                               -------------------------------------------  --------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                           3,371,172     3,371,172         -
Additional paid in capital                       17,791,864     17,791,864                   10,742,189    10,742,189         -
Treasury Stock A-P-I-C                                                                -                                       -
Retained earnings - prior                       (15,563,779)   (15,563,779)           -     (14,767,222)  (14,767,222)        -
Y-T-D net income pre petition                       (26,496)       (26,496)           -        (247,894)     (247,894)        -
Y-T-D net income post petition                   (2,308,466)    (2,020,969)      (287,497)   (2,884,661)   (2,537,142)    347,519)
                                               -------------------------------------------  --------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                       (106,876)       180,621       (287,497)   (3,786,416)   (3,438,897)   (347,519)
                                               -------------------------------------------  --------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         23,602,176     23,707,501       (105,325)    5,656,949     6,090,844    (433,895)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

              See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                                             (UNAUDITED)   (UNAUDITED)
                                                 (UNAUDITED)     (UNAUDITED)                 DEC 31, 1997  NOV 30, 1997
                                                DEC 31, 1997     NOV 30, 1997                 CONTINUING    CONTINUING
                                                  CORPORATE       CORPORATE        CHANGE     OPERATIONS    OPERATIONS   CHANGE
                                               -------------------------------------------  --------------------------------------
CURRENT ASSETS
Cash                                                226,024        184,122         41,902       491,931       215,982    275,949
Restricted cash held in escrow                          -              -              -       2,614,909     2,614,801        108
Accounts receivable                                     -              -              -             -             -          -
  A/R--trade                                        144,431        144,431            -      14,889,372    14,768,692    120,680
  A/R--interco                                          -              -              -          43,906        50,468     (6,562)
  A/R--employees                                        -              -              -          41,074        42,318     (1,244)
  A/R--supplemental                                                                   -       1,724,603     1,481,112    243,491
  A/R--misc.                                      1,076,094      1,073,066          3,028     1,100,419     1,090,403     10,016
  Allowance for doubtful accounts                (1,138,467)    (1,138,467)           -      (3,745,946)   (3,583,951)  (161,995)
                                               -------------------------------------------  --------------------------------------
    Accounts receivable, net                         82,058         79,030          3,028    14,053,428    13,849,042    204,386
                                               -------------------------------------------  --------------------------------------
Costs and earnings in excess of billings                -              -              -       6,061,123     7,014,019   (952,896)
Prepaid expenses                                    632,116        574,954         57,162       829,361       764,061     65,300
Inventory                                               -              -              -       3,678,632     3,516,464    162,168
Inventory reserve                                       -              -              -      (1,319,668)   (1,174,615)  (145,053)
                                               -------------------------------------------  --------------------------------------
    Inventory, net                                      -              -              -       2,358,964     2,341,849     17,115
                                               -------------------------------------------  --------------------------------------
Other current assets                                    -              -              -             -             -          -
                                               -------------------------------------------  --------------------------------------
TOTAL CURRENT ASSETS                                940,198        838,106        102,092    26,409,716    26,799,754   (390,038)
                                               -------------------------------------------  --------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                       -              -              -       2,405,560     2,427,839    (22,279)
  Automotive equipment                                  -              -              -       1,558,949     1,542,601     16,348
  Office furniture and equipment                    311,292        311,292            -       2,198,727     2,193,857      4,870
  Equipment under capital leases                                                      -             -             -          -
  Leasehold improvements                             21,780         21,780            -         201,643       203,723     (2,080)
                                               -------------------------------------------  --------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    333,072        333,072            -       6,364,879     6,368,020     (3,141)
  Accum. Depreciation                              (272,260)      (269,823)        (2,437)   (3,683,275)   (3,604,956)   (78,319)
                                               -------------------------------------------  --------------------------------------
TOTAL PROPERTY & EQUIP., NET                         60,812         63,249         (2,437)    2,681,604     2,763,064    (81,460)
                                               -------------------------------------------  --------------------------------------
Long-term receivable - Other (Texas)                    -              -              -         992,049       958,716     33,333
Other Assets                                        467,800        466,312          1,488       644,566       644,478         88
Investment & Intercompany in Subsidiaires        74,785,282     74,785,282            -      74,785,282    74,785,282        -
                                               -------------------------------------------  --------------------------------------
TOTAL ASSETS                                     76,254,092     76,152,949        101,143   105,513,217   105,951,294   (438,077)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  135,566        183,027        (47,461)      561,466       728,419   (166,953)
  Line of Credit                                 20,097,103     19,966,112        130,991    20,097,103    19,966,112    130,991
  Accrued expenses, excluding bankruptcy costs      680,377        543,889        136,488     1,840,268     1,819,387     20,881
  Accrued bankruptcy costs                        2,082,839      1,932,839        150,000     2,082,839     1,932,839    150,000
  Estimated claims against cash held in escrow          -              -              -       2,560,602     2,560,602        -
  Billings in excess of costs & earnings                -              -              -             -             -          -
  Current portion of long term debt                     -              -              -             -             -          -
  Intercompany - BNYFC                                                                -      16,825,851    16,340,311    485,540
  Intercompany payables                                 714            -              714         5,204       147,668   (142,464)
                                               -------------------------------------------  --------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          22,996,599     22,625,867        370,732    43,973,333    43,495,338    477,995
Intercompany - BNYFC                            (19,868,922)   (20,131,571)       262,649   (19,868,922)  (20,131,571)   262,649
Intercompany Notes Payable                              -              -              -       8,741,768     8,741,768        -
Pre Petition Liabilities                          2,550,481      2,549,737            744     5,984,396     5,995,119    (10,723)
Pre Petition Estimated Construction Claims              -              -              -             -             -          -
                                               -------------------------------------------  --------------------------------------
  TOTAL LIABILITIES                               5,678,158      5,044,033        634,125    38,830,575    38,100,655    729,921
                                               -------------------------------------------  --------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                 121,289        121,289            -       3,492,461     3,492,461        -
Additional paid in capital                      128,204,630    128,204,630            -     156,738,683  156,738,683
Treasury Stock A-P-I-C                             (562,506)      (562,506)           -        (562,506)    (562,506)        -
Retained earnings - prior                       (49,321,103)   (49,321,103)           -     (79,652,104  (79,652,104)        -
Y-T-D net income pre petition                      (895,498)      (895,498)           -      (1,169,888)   (1,169,888)       -
Y-T-D net income post petition                   (6,970,878)    (6,437,896)      (532,982)  (12,164,005)  (10,996,007) (1,167,998)
                                               -------------------------------------------  --------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                     70,575,934     71,108,916       (532,982)   66,682,642    67,850,640  (1,167,998)
                                               -------------------------------------------  --------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         76,254,092     76,152,949        101,143   105,513,217   105,951,294    (438,077)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

          See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                (UNAUDITED)    (UNAUDITED)                    (UNAUDITED)   (UNAUDITED)
                                               DEC 31, 1997    NOV 30, 1997                  DEC 31, 1997   NOV 30, 1997
                                                DISCONTINUED  DISCONTINUED                      COMBINED      COMBINED
                                                 OPERATIONS    OPERATIONS        CHANGE          FINAL         FINAL      CHANGE
                                              -------------------------------------------  --------------------------------------
CURRENT ASSETS
Cash                                                27,210         55,766       (28,556)       519,141       271,748      247,393
Restricted cash held in escrow                         -              -             -        2,614,909     2,614,801          108
Accounts receivable
  A/R--trade                                     6,780,883      7,659,625      (878,742)    21,670,255    22,428,317     (758,062)
  A/R--interco                                       5,004        163,509      (158,505)             0           -              0
  A/R--employees                                     1,200          2,041          (841)        42,274        44,359       (2,085)
  A/R--supplemental                                                                 -        1,724,603     1,481,112      243,491
  A/R--misc.                                       151,471        151,471           -        1,251,890     1,241,874       10,016
  Allowance for doubtful accounts               (3,199,189)    (3,198,040)       (1,149)    (6,945,135)   (6,781,991)    (163,144)
                                              -------------------------------------------  --------------------------------------
    Accounts receivable, net                     3,739,369      4,778,606    (1,039,237)    17,743,887    18,413,671     (669,784)
                                               -------------------------------------------  --------------------------------------
Costs and earnings in excess of billings               -              -             -        6,061,123     7,014,019     (952,896)
Prepaid expenses                                       -              -             -          829,361       764,061       65,300
Inventory                                              -              -             -        3,678,632     3,516,464      162,168
Inventory reserve                                      -              -             -       (1,319,668)   (1,174,615)    (145,053)
                                               -------------------------------------------  --------------------------------------
    Inventory, net                                     -              -             -        2,358,964     2,341,849       17,115
                                               -------------------------------------------  --------------------------------------
Other current assets                               115,696         31,230        84,466        115,696        31,230       84,466
                                               -------------------------------------------  --------------------------------------
TOTAL CURRENT ASSETS                             3,882,275      4,865,602      (983,327)    30,243,081    31,451,379   (1,208,298)
                                               -------------------------------------------  --------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                  187,180        187,180            -       2,592,740     2,615,019      (22,279)
  Automotive equipment                             118,074        118,074            -       1,677,023     1,660,675       16,348
  Office furniture and equipment                    23,796         23,796            -       2,222,523     2,217,653        4,870
  Equipment under capital leases                                                     -                                        -
  Leasehold improvements                           136,072        136,072            -         337,715       339,795       (2,080)
                                               -------------------------------------------  --------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                   465,121        465,121            -       6,830,001     6,833,142       (3,141)
  Accum. Depreciation                             (321,523)      (317,712)        (3,811)   (4,004,798)   (3,922,668)     (82,130)
                                               -------------------------------------------  --------------------------------------
TOTAL PROPERTY & EQUIP., NET                       143,599        147,410         (3,811)    2,825,203     2,910,474      (85,271)
                                               -------------------------------------------  --------------------------------------
Long-term receivable - Other (Texas)                   -              -              -         992,049       958,716       33,333
Other Assets                                        20,815         20,815            -         665,381       665,293           88
Investment & Intercompany in Subsidiaires              -              -              -         425,000       425,000          -
                                               -------------------------------------------  --------------------------------------
TOTAL ASSETS                                     4,046,689      5,033,827       (987,138)   35,150,714    36,410,862   (1,260,148)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  45,478         75,329        (29,851)      606,944       806,963     (200,019)
  Line of Credit                                       -              -              -      20,097,103    19,966,112      130,991
  Accrued expenses, excluding bankruptcy costs      17,009          7,142          9,867     1,857,278     1,826,530       30,748
  Accrued bankruptcy costs                             -              -              -       2,082,839     1,932,839      150,000
  Estimated claims against cash held in escrow         -              -              -       2,560,602     2,560,602          -
  Billings in excess of costs & earnings               -              -              -             -             -            -
  Current portion of long term debt                    -              -              -             -             -            -
  Intercompany - BNYFC                           3,043,071      3,794,479       (751,408)           (0)          -             (0)
  Intercompany payables                             43,706         66,305        (22,599)          -             -            -
                                               -------------------------------------------  --------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          3,149,264      3,943,255       (793,991)    27,204,766    27,093,046     111,720
Intercompany - BNYFC                                                                 -                                        -
Intercompany Notes Payable                       2,535,455      2,535,455                           -             -           -
Pre Petition Liabilities                        10,788,167     10,862,850        (74,683)    16,772,564    16,857,970     (85,406)
Pre Petition Estimated Construction Claims       2,904,000      2,904,000            -        2,904,000     2,904,000         -
                                               -------------------------------------------  --------------------------------------
  TOTAL LIABILITIES                             19,376,886     20,245,560       (868,674)    46,881,329    46,855,015      26,314
                                               -------------------------------------------  --------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                              2,082,948      2,082,948            -          121,289       121,289         -
Additional paid in capital                      25,370,632     25,370,632                   124,480,376   124,480,376
Treasury Stock A-P-I-C                                 -              -              -         (562,506)     (562,506)        -
Retained earnings - prior                      (32,353,339)   (32,353,339)                 (112,005,443) (112,005,443)        -
Y-T-D net income pre petition                     (676,048)      (676,048)           -       (1,845,936)   (1,845,936)        -
Y-T-D net income post petition                  (9,754,390)    (9,635,926)      (118,464)   (21,918,395)  (20,631,933) (1,286,462)
                                               -------------------------------------------  --------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                   (15,330,197)   (15,211,734)      (118,464)   (11,730,615)  (10,444,153) (1,286,462)
                                               -------------------------------------------  --------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         4,046,689      5,033,827       (987,138)    35,150,714    36,410,862  (1,260,148)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

            See accompanying notes to financial statement information






OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

         >

                                                 (UNAUDITED)      (UNAUDITED)                   (UNAUDITED)  (UNAUDITED)
                                                 MONTH ENDED      MONTH ENDED                   MONTH ENDED  MONTH ENDED
                                                 DEC 31, 1997     NOV 30, 1997                 DEC 31, 1997  NOV 30, 1997
                                                     ESD             ESD            CHANGE         PSD        PSD          CHANGE
                                               -------------------------------------------  --------------------------------------

Sales                                             1,246,710        1,167,422        79,288       851,461    967,773     (116,312)
Cost of Sales                                       772,188          747,441        24,747       812,375    866,765      (54,390)
                                               -------------------------------------------  --------------------------------------
    Gross Profit                                    474,522          419,981        54,541        39,086    101,008      (61,922)

Selling, General, and Administrative                381,103          374,851         6,252       309,619    249,062       60,557
                                               -------------------------------------------  --------------------------------------

Income (Loss) From Operations                        93,419           45,130        48,289      (270,533)  (148,054)    (122,479)

Other Income(Expense):
  I/C Interest Income (Expense)                    (86,233)         (84,906)        (1,327)      (73,328)   (72,825)        (503)
  Interest Expense                                  (1,229)          (1,798)           569           -          -            -
  Interest Income                                       108               13            95           -          -            -
  Gain (loss) on Asset Disposition                    4,643            3,550         1,093           400        -            400
  Other Expense                                    (298,205)         (60,975)     (237,230)       (4,058)    (9,039)       4,981
  Other Income                                          -                -             -             -          -            -
                                               -------------------------------------------  --------------------------------------
    Total Other Income (Expense)                   (380,916)        (144,116)     (236,800)      (76,986)   (81,864)       4,878

                                               -------------------------------------------  --------------------------------------
Net Loss Before Bankruptcy                         (287,497)         (98,986)     (188,511)     (347,519)  (229,918)    (117,601)
       Administrative Expenses
Bankruptcy Administrative Expenses
                                               -------------------------------------------  --------------------------------------
Net Loss                                           (287,497)         (98,986)     (188,511)     (347,519)  (229,918)    (117,601)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                                                             (UNAUDITED)  (UNAUDITED)
                                                  (UNAUDITED)     (UNAUDITED)                MONTH ENDED  MONTH ENDED
                                                  MONTH ENDED     MONTH ENDED                DEC 31, 1997 NOV 30, 1997
                                                  DEC 31, 1997    NOV 30, 1997                CONTINUING   CONTINUING
                                                   CORPORATE       CORPORATE         CHANGE   OPERATIONS   OPERATIONS      CHANGE
                                               -------------------------------------------  --------------------------------------

Sales                                                   -                -             -      2,098,171   2,135,195      (37,024)
Cost of Sales                                           -                -             -      1,584,563   1,614,206      (29,643)
                                               -------------------------------------------  --------------------------------------
    Gross Profit                                        -                -             -        513,608     520,989       (7,381)

Selling, General, and Administrative                366,826          292,906        73,920    1,057,548     916,819      140,729

Income (Loss) From Operations                      (366,826)        (292,906)      (73,920)    (543,940)   (395,830)    (148,110)
                                               -------------------------------------------  --------------------------------------

Other Income(Expense):
  I/C Interest Income (Expense)                     159,592          157,731         1,861           31         -             31
  Interest Expense                                 (179,839)        (177,659)       (2,180)    (181,068)   (179,457)      (1,611)
  Interest Income                                     1,487            1,446            41        1,595       1,459          136
  Gain (loss) on Asset Disposition                      -                -             -          5,043       3,550        1,493
  Other Expense                                         -                -             -       (302,263)    (70,014)    (232,249)
  Other Income                                        2,604            4,118       (1,514)        2,604       4,118       (1,514)
                                               -------------------------------------------  --------------------------------------
    Total Other Income (Expense)                    (16,156)         (14,364)       (1,792)    (474,058)   (240,344)    (233,714)

                                               -------------------------------------------  --------------------------------------
Net Loss Before Bankruptcy                         (382,982)        (307,270)      (75,712)  (1,017,998)   (636,174)    (381,824)
       Administrative Expenses
Bankruptcy Administrative Expenses                 (150,000)        (110,665)      (39,335)    (150,000)   (110,665)     (39,335)
                                               -------------------------------------------  --------------------------------------
Net Loss                                           (532,982)        (417,935)     (115,047)  (1,167,998)   (746,839)    (421,159)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

            See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                 (UNAUDITED)      (UNAUDITED)                  (UNAUDITED)  (UNAUDITED)
                                                 MONTH ENDED      MONTH ENDED                   MONTH END   MONTH ENDED
                                                DEC 31, 1997     NOV 30, 1997                  DEC 31, 1997  NOV 30, 1997
                                                DISCONTINUED     DISCONTINUED                   COMBINED     COMBINED
                                                 OPERATIONS       OPERATIONS       CHANGE        FINAL        FINAL       CHANGE
                                               -------------------------------------------  --------------------------------------

Sales                                                   -           293,892      (293,892)    2,051,847   2,359,093     (307,246)
Cost of Sales                                           -           235,814      (235,814)    1,538,239   1,780,026     (241,787)
                                               -------------------------------------------  --------------------------------------
    Gross Profit                                        -            58,077       (58,077)      513,608     579,066      (65,458)

Selling, General, and Administrative                 77,068          85,839        (8,771)    1,134,616   1,002,658      131,958
                                               -------------------------------------------  --------------------------------------

Income (Loss) From Operations                       (77,068)        (27,761)      (49,307)     (621,008)   (423,591)    (197,417)

Other Income(Expense):
  I/C Interest Income (Expense)                       7,246             -           7,246         7,277         -          7,277
  Interest Expense                                      -               -             -        (181,068)   (179,457)      (1,611)
  Interest Income                                       -             1,309        (1,309)        1,595       2,768       (1,173)
  Gain (loss) on Asset Disposition                      -                (0)            0         5,043       3,550        1,493
  Other Expense                                     (57,269)           4,335      (61,604)     (359,532)    (65,679)    (293,853)
  Other Income                                        8,627                0        8,627        11,231       4,118        7,113
                                               -------------------------------------------  --------------------------------------
    Total Other Income (Expense)                    (41,396)           5,644      (47,040)     (515,454)   (234,700)    (280,754)

                                               -------------------------------------------  --------------------------------------
Net Loss Before Bankruptcy                         (118,464)         (22,117)     (96,347)   (1,136,462)   (658,291)    (478,171)
       Administrative Expenses
Bankruptcy Administrative Expenses                                                             (150,000)   (110,665)     (39,335)
                                               -------------------------------------------  --------------------------------------
Net Loss                                           (118,464)         (22,117)     (96,347)   (1,286,462)   (768,956)    (517,506)
                                               -------------------------------------------  --------------------------------------
                                               -------------------------------------------  --------------------------------------

                 See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                      (UNAUDITED)        (UNAUDITED)
                                                                      MONTH ENDED        MONTH ENDED
                                                                    DECEMBER 31, 1997  NOVEMBER 30, 1997   CHANGE
                                                                   ------------------  -----------------  --------

Cash flows from operating activities:
  Net loss                                                              ($1,286,462)     ($768,956)     ($517,506)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                           87,939         96,728         (8,789)
      Additional Inventory Reserves in Discontinued Operations                    0        180,000       (180,000)
      (Gain) Loss on sale of property and equipment                          (5,043)             0         (5,043)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                           669,784        362,000        307,784
      Costs in excess of billings                                           952,896        375,402        577,494
      Inventory                                                             (17,115)       124,119       (141,234)
      Prepaids & other assets                                              (149,766)      (115,833)       (33,933)
     Increase (decrease) in:
      Accounts payable                                                     (200,019)       138,501       (338,520)
      Accrued expenses                                                      180,748        212,249        (31,501)
      Other net changes in assets and liabilities                           (33,529)      (166,289)       132,760
                                                                        -----------      ----------     ----------
        Total adjustments                                                 1,485,895      1,206,877        279,019
                                                                        -----------      ----------     ----------
        Net cash provided by (used in) operating activities                 199,433        437,921       (238,487)


Cash flows from investing activities :
     Proceeds from sale of equipment                                         14,286              0         14,286
     Additions to property and equipment                                    (11,911)          (301)       (11,610)
                                                                        -----------      ----------     ----------
       Net cash provided by (used in) investing activities                    2,375           (301)         2,676


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                       130,991       (277,173)       408,164
  Increase (decrease) in pre petition liabilities                           (85,406)       (76,349)        (9,057)
                                                                        -----------      ----------     ----------
      Net cash provided by (used in) financing activities                    45,585       (353,522)       399,107
                                                                        -----------      ----------     ----------
Net increase (decrease) in cash                                             247,393         84,098        163,296

CASH AT BEGINNING OF PERIOD                                                 271,748        187,651         84,097
                                                                        -----------      ----------     ----------

CASH AT END OF PERIOD                                                      $519,141       $271,748       $247,393
                                                                        -----------      ----------     ----------
                                                                        -----------      ----------     ----------

              See accompanying notes to financial statement information